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                    GROUP VARIABLE ANNUITY CONTRACTS
                        SEPARATE ACCOUNT ELEVEN
                               STANDARD
                    HARTFORD LIFE INSURANCE COMPANY

                          FILE NO. 333-72042

  SUPPLEMENT DATED JANUARY 26, 2005 TO YOUR PROSPECTUS DATED MAY 3, 2004


INVESCO FUNDS - NAME CHANGES

Effective October 15, 2004, the following INVESCO Funds names changed:

      OLD FUND NAME                            NEW FUND NAME
INVESCO Financial Services Fund           A I M Financial Services Fund
INVESCO Leisure Fund                      A I M Leisure Fund
INVESCO Small Company Growth Fund         A I M Small Company Growth Fund
INVESCO Technology Fund                   A I M Technology Fund

All references in the prospectus to the old fund names are deleted and replaced with the new fund names.

A I M FUNDS - INVESTMENT ADVISER CHANGE

Effective October 1, 2004, the Investment Adviser to the A I M Funds changed. Under the section entitled "Investment Advisers," the paragraph describing the Investment Adviser for A I M Advisers, Inc. is deleted and replaced with the following:

   "AIM Advisors, Inc. is the investment advisor to the AIM Financial Services Fund, A I M Leisure Fund, AIM Small Company Growth Fund, and AIM Technology Fund and is responsible for its day-to-day management. AIM Advisors, Inc. is located at 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173. The advisor supervises all aspects of the funds' operations and provides investment advisory services to the funds, including obtaining and evaluating economic, statistical and financial information to formulate and implement investment programs for the funds. AIM Advisors, Inc. has acted as an investment advisor since its organization in 1976. Today, AIM Advisors, Inc., together with its subsidiaries, advises or manages over 200 investment portfolios, encompassing a broad range of investment objectives."

  THIS SUPPLEMENT SHOULD BE RETAINED WITH THE PROSPECTUS FOR FUTURE REFERENCE.

HV-5144